Thunder Mountain Gold, Inc.
2017 Annual Shareholder Meeting

tm

Thunder Mountain Gold, Inc.
11770 W. President Dr., Ste. F
Boise, Idaho 83713

U.S. – OTCQB: THMG
Canada – TSX-V: THM

Thunder Mountain Gold, Inc.
2017 Annual Shareholder Meeting



Thunder Mountain Gold, Inc.
11770 W. President Dr., Ste. F
Boise, Idaho 83713

U.S. – OTCQB: THMG
Canada – TSX-V: THM

Thunder Mountain Gold Inc.

Thunder Mountain Gold is a 80-year old U.S. – based publicly traded exploration company, and historic gold producer, focused on discovering and defining the best high-grade, high-quality precious and base metal resources in the western United States.

Thunder Mountain Gold Inc

- Seasoned Board and Management - >150 years of mining experience
- Publicly traded in U.S.(THMG) and Canada (THM.V)
- 55 million shares issued and outstanding; 4.9 million options; No Warrants
- Market Cap - $5 million – Less than $0.20 per silver equivalent ounce at South Mountain

Board of Directors and Management

- ***Eric T. Jones – President and CEO, Director***
- ***Jim Collord – Vice President and COO, Director***
- ***Joseph Baird – Corporate Counsel, Director***
- ***Paul Beckman – Independent Director ****
- ***Doug Glaspey – Independent Director, Audit Committee Member***
- ***Larry Kornze, B.Sc. – Independent Director***
- ***Ralph Noyes – Independent Director, Audit Committee Member *****
- ***James A. Sabala – Independent Director, Audit Committee Member ****
- ***Larry Thackery – Chief Financial Officer***
- ***Ed Fields – Technical Advisor to the Board***

* Appointed to Board within last year
** Appointed to Board within last 2 years


South Mountain
7801’
Laxey Adit
Williams Creek
Drainage
Exploration
Camp
South Mountain: Looking
South East from the South
Mountain Ranch

South Mountain Project

Located in southern Owyhee County, Idaho

Approximately 70 air miles SW of Boise, Idaho and approximately 24 miles SE of Jordan Valley, Oregon

Project is on private and patented land, and permitted



BOISE
GRASSY MTN
QUARTZ MTN
IDAHO
OREGON
DELAMAR
WAR EAGLE MINES
JORDAN VALLEY
SOUTH MTN
CLOVER MOUNTAIN PROJECT
THUNDER MOUNTAIN RESOURCES SOUTH MOUNTAIN PROJECT

Property Details

- 17 patented claims equaling 326 acres
- 21 unpatented claims equaling 290 acres
- 545 acres of private leased land
- 360 acres of private land adjacent to the mine property purchased in 2013 for mill and concentrate transfer facility
- Project is permitted for development



17 miles to Jordan Valley Oregon from South Mountain Millsite
South Mountain Millsite
Distance from Mine to Millsite: 8.3 miles
South Mountain Millsite
SOUTH MOUNTAIN
South Mountain Mine
Copyright © 2013 National Geographic Society, i-cubed
Projects_Idaho
South Mountain Proposed Mill
Mill Site Boundary
Leased Ground
Patented Claims
Unpatented Claims
Roads
NAD 1983 StatePlane Idaho West FIPS 1103 Feet
South Mountain Project
Owyhee County, Idaho
Owyhee Gold Trust, LLC
Mine and Mill Map



South Mountain District History

- 1868: Gold and Silver Quartz Veins Discovered
- 1874: South Mountain Consolidated Mining and Smelting
- 1875: Bullion City had 3,000 Residents
- 1930's: Development of the Laxey and Sonneman Levels
- 1940's: Anaconda Direct Ships 53,635 Tons to Utah Smelter
- 1950's: Defense Minerals Exploration Administration (DMEA)
- 1969: Property Consolidated & Purchased by W.A. Bowes, Inc
- 1977: South Mountain Mining, Inc. Sonneman & Laxey
- 2007: THMG/THMR Purchases 326 Acres (17 Patented Claims)
- 2008: THMG/THMR Lease 542 Private Acres. Au/Ag Anomalies
- 2012 - 14: Pre-Development of Laxey / Sonneman
- 2015: Financing with new capital partner

South Mountain Project

3-D Model


leapfrog
Texas Shaft
Texas Ore Shoot
Laxey Level
Sonneman Level
DMEA 2 Ore Shoot
Looking N-NE
0
250
500
750

South Mountain Project
Overview

- High-grade polymetallic – historic underground mine
  - zinc, silver, copper, gold, and lead carbonate hosted replacement – Gross Value of $600 per ton at current metal prices. The resource remains open at depth.
- 43-101 compliant resource (updated) with tremendous exploration potential within the main mine and adjacent patented claims.
- Permitted Turn-Key Project on private land in historic mining district
- $5M remaining to complete feasibility and move to construction – 7 months to complete feasibility.
- 8,000 ft. of developed workings, with accessible ore zones

South Mountain Project (Cont.)

- Initial Metallurgical testing shows high recoveries by conventional differential floatation milling
- Low estimated capital cost of $45 million to get into production.
- Project carries a great deal of support from the locals and the State of Idaho

Long Section Through South Mountain Mine Showing Levels and Ore Zones

Surface Drilling: 4,777 Feet
Underground Drilling: 10,237 Feet
Underground Workings: 8,000 Feet



Texas Shaft
Laxey Level
Sonneman Level
43 - 101 Resource
Approximately 500 Feet
TEXAS SHAFT
STOPE
TEXAS
PROJECTED LEVEL 200
LAXEY LEVEL
GOLCONDA LEVEL
SONNEMAN LEVEL
PROJECTED 1100 LEVEL
900 LEVEL
1000 LEVEL
1100 LEVEL
DMEA II
TEXAS Zone
LO-7 Drill Intercept (RVCe Hole - 2010)
DMEA 2 Drill Intercept (Core Hole - 2009)
LO-6 Drill Intercept (RVCe Hole - 2010)
Existing Underground Workings
Ore Zone - Area of Ore Removal
Dike
Projected Tunnel
Ore Zone - Delineates zones of probable and possible Ore chimneys and pipes
7600
7400
7200
7000
6800
6600
6400
6200
6000
5800
5600
5400
PROPERTY LINE

South Mountain Mine
Capital Expenditures by Owner

Capital Expenditures to Date:

- November 2016 – THMG negotiated the $12M below into a NRR; Paid at 5% NPI on South Mountain; capped @ $5M; includes $500K in equipment. No money down. $5K / yr. mtce.
- Approximately $12M expended from August 2012 - Present; Plus
  - $5M New 500tpd mill on-site (not owned by THMG)
  - $4M in mobile underground mining equipment staged on-site (not owned by THMG but available)
- THMG – Approx. $5M from 2007 to 2012;
- Bowes/Milliken 1978 to 1985 CapX $6M ($15M - 2013 dollars)
- Early to Mid 1900`s - Unknown

South Mountain Project: Intrusive Breccia Au Target

Intrusive Breccia Zone (5,000'x 1,500'): 0.49 ppm – 5.8 ppm Au Rock chips
1,000'x 800' Orientation Soil Anomaly (0.31 ppm Au)



8000 Z
7500 Z
7000 Z
6500 Z
6000 Z
5500 Z
5000 Z
4500 Z
mineralized
int. breccia
D
D'
granitic sill(?)
2008 ddh DMEA-2
"laxey marble"
preferred skarn host
laxey level
sonneman level
known skarn orebody DMEA2
mixed metaseds:
schist, quartzite,
carbonates
possible
mineralized
halo
projected
intrusive
1000ft
South West
North East

South Mountain



Sample # 16185
Gold | Silver | Copper | Lead | Zinc
0.147 opt | 4.09 opt | 0.24% | 0.67% | 14.9%
Sample # 16184
Gold | Silver | Copper | Lead | Zinc
0.117 opt | 3.89 opt | 0.28% | 0.35% | 22%
10 feet

- Rib Sample results on the DMEA 2 - 90 feet of:
  - *21.9% Zinc*
  - *134.94 g/t Silver*
  - *4.17 g/t Gold*
  - *0.38% Copper*
  - *0.51% Lead*



Sample # 16183
Gold | Silver | Copper | Lead | Zinc
0.138 opt | 3.54 opt | 0.25% | 0.33% | 30%
10 feet

South Mountain Resource

- 2012 – 2013 Drilling and Sampling Confirmed Zinc Grades from Historic Crude Ore Shipments

- *2012 – 2014 pre-development work confirms that the direct ship ore grades reported by Anaconda continue to trend into the DMEA zone*
- *Current internal mine/resource model is a base case; Tonnage and grade expected to increase substantially once the Texas zone is drilled and developed*
- *Thunder Mountain also expects tonnages to increase in the other ore zones, as they all remain open at depth (see slide 14)*

		Crude Ore Shipments 1941 - 1953 Total Tons: 53,653[(1)]		Current Internal TMG Resource Estimate Based on 2012/2013 Drilling 1.5M Ton Case[(2)]	
Metal	Metric	Grade	Total Metal	Grade	Contained Metal
Zinc	(% / Mlbs)	14.50	15.59M	15.00	445.2
Silver	(opt / Moz)	10.60	566,440	7.50	11.2
Gold	(opt / oz)	0.06	3,120	0.05	74,200
Copper	(% / Mlbs)	1.40	1.49M	0.94	27.9
Lead	(5 / Mlbs)	2.40	2.56M	1.40	41.6

Distribution of Metal Values at South Mountain[(3)]


Copper, 7%
Lead, 5%
Gold, 10%
Silver, 18%
Zinc, 61%
Zinc
Silver
Gold
Copper
Lead

Notes:
(1) Smelter Reports
(2) Internal resource calculations based on 1986 historic independent third party Feasibility Study and Company updated resource information from 2012 – 2013 drilling and sampling programs; Resource Estimate is non NI 43-101 Compliant
(3) Source: Company Summary Preliminary Internal Technical Economic Analysis, December 2016 using metal price assumptions of \$1.00/lb Zn, \$16/oz Ag, \$0.90/lb Pb, \$1225/oz Au, and \$2.25/lb Cu

South Mountain Mine
Project Metrics

Anticipated Project Metrics after Feasibility Study:

- 2M ton polymetallic resource potential (current modeling by third party Company), with potential for 500 tpd startup to 1,000 tpd underground mining operation with a associated mill
- 150 direct Mining employees – over 1,000 indirect / induced jobs
- 11 to 15 year mine life at current rates
- Mine/Mill footprint situated on approximately 80 fully reclaimable acres
- Capital Requirements ~ $45M (Approx. $10M of which expended in last 48 months)
- Mine Production Immediate, and Mill Production within 18 months of Production decision

South Mountain Mine
Path Forward

- Company has engaged Headwaters MB for Financial Consultant
- Complete Economic Analysis
  - SRK Consulting
  - Additional Drilling
  - Additional Met Testing
  - Complete Mill Design, and
  - Develop Detailed Mine Plan and Schedule
- 7 months to Complete Economic Analysis Approx. cost of $5M
- Final Construction Cap Ex estimated at $40M.

South Mountain Mine Development Plan - SRK

Pre – Construction Development ($5.0M) – Est. 7 - 12 Months to Complete

- *$1.185M - Drift Rehabilitation*
- *$355,000 - Metallurgical testing*
- *$1.95M – Core drilling Existing*
- *$1.25M – Admin/Env./Health Safety*
- *$0.5M – Financing/Transaction Costs*

Mine Construction & Development ($40.0 - $45.0M) Est. 18 Months to Complete

- *Completion of mine & mill engineering*
- *Acquisition of mill equipment*
- *Mill design build and construction*
- *Idaho Power distribution line upgrade and State of Idaho Air Quality Permit*

Zinc Demand is Exceeding Supply

ZINC

A METAL WITH GROWING DEMAND AND A LOOMING SUPPLY CRISIS

China Zinc Demand 2014



Other 5%
Construction 15%
Infrastructure 30%
Transportation 20%
Consumer Goods 30%

Galvanized Steel as % of Crude Production



USA 19%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
+ 2.1 million tonnes of zinc
China 6%
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14

100%

OF CARS PRODUCED IN NORTH AMERICA NEED ZINC

Every car consumes **37lbs** of zinc
Skimping on zinc causing car recalls in China

50%

OF THE WORLD'S AGRICULTURAL SOILS ARE DEFICIENT IN ZINC

The **Zinc Nutrient Initiative** is addressing the critical issue of zinc deficiencies in: soils, crops, and humans. Lack of Zinc = Stunted Growth in Children

4%

YEAR-OVER-YEAR CONSUMPTION GROWTH PROJECTED BETWEEN 2014-2020*

Increased metal demand of 550-600kt of zinc per annum
Declining stocks for the last 12 consecutive quarters

*Source: Teck

Zinc Supply Projected to Decline and we are Facing a Looming Shortage



WOOD MACKENZIE
requirement for zinc mine production
probable projects
possible mine life extensions
base case production capacity
Kt Zn
22000
17000
12000
7000
2000
TODAY

Zinc Market Outlook

- *Zinc was the best performing LME metal in 2016 and price outlook remains strong for foreseeable future*
- *Zinc is widely forecast to be in continued deficit with supply tightness resulting from production cuts (Glencore, Nyrstar, Chinese mines) and mine closures (Century and Lisheen)*
- *Demand outlook improving with increased Chinese demand and US growth outlook following Republican victories in the U.S. House and Senate*

Source: RBC Capital Markets

Zinc Supply/Demand Balance

		2013	2014	2015	2016E	2017E	2018E	2019E	2020E
Supply	'000 tonnes	13,018	13,498	13,896	13,873	14,393	14,980	15,404	15,493
DLA Sales	'000 tonnes	-	-	-	-	-	-	-	-
Base Case Supply	'000 tonnes	13,018	13,498	13,896	13,873	14,393	14,980	15,404	15,493
% change		3.2%	3.7%	2.9%	-0.2%	3.8%	4.1%	2.8%	0.6%
Total Global Demand	'000 tonnes	13,128	13,742	13,743	14,003	14,521	15,059	15,407	15,764
YoY % Change		6.8%	4.7%	0.0%	1.9%	3.7%	3.7%	2.3%	2.3%
Implied Surplus / (Deficit)	'000 tonnes	(110)	(244)	153	(130)	(128)	(79)	(3)	(272)
Total Reported Stocks	'000 tonnes	1,634	1,305	1,248	1,118	989	910	907	635
Weeks of Consumption (Western World)		12.7	10.0	9.7	8.6	7.5	6.7	6.6	4.6
Nominal LME Cash Price	US$/lb	$0.87	$0.98	$0.88	$0.93	$1.15	$1.25	$1.35	$1.50
Long Term Price (2021 and beyond) 2016 US$	US$/lb								$1.00

Global Zinc Supply/Demand and Prices


600
400
200
-
(200)
(400)
(600)
(800)
(000s tonnes)
$2.40
$2.00
$1.60
$1.20
$0.80
$0.40
$0.00
(US$/lb)
Forecast
1990
1993
1996
1999
2002
2005
2008
2011
2014
2017
2020
Implied Surplus/Deficit '000 tonnes (LS)
Nominal LME Cash Prices US$/lb

South Mountain Mine Support



Idaho Governor Butch Otter studying an ore sample with Thunder Mountain Gold President/CEO Eric Jones

South Mountain Mine Support

IDAHO COMMERCE

C.L. "Butch" Otter, Governor
Jeffery Sayer, Director

June 22, 2015

On behalf of the State of Idaho, I would like to extend my support for Thunder Mountain Gold's South Mountain Mine Project.

Thunder Mountain Gold's long tradition of mining and environmental stewardship in Idaho is an asset to the state's mining industry as a resource developer and steward of our natural resources.

Thunder Mountain's new South Mountain Mine will bring much needed high-paying jobs to a rural Idaho county, along with positive economic growth to the State of Idaho. The management team of the South Mountain Mine has overcome many challenges in the exploration and pre-development of this project to position this mine as a world-class producer of valuable metal resources for our global economy. Through the utilization of the latest in mining technology and industry experience, they can manage and extend these valuable resources for years to come.

We are proud of Thunder Mountain Gold and look forward to seeing the company's continued success in the years to come!

Sincerely,

Jeff Sayer
Director

700 W State Street, Boise, Idaho 83702 — 208.334.2470 or 800.842.5858 — commerce.idaho.gov

Letter of Support from State of Idaho - Department of Commerce Director Jeff Sayer



Sonneman Portal



Laxey Portal – Start of Tunnel Work


Ore from Laxey Portal


DEERE
Opening of Texas Shaft Colar


Reconstruction of Sonneman Portal


DEERE
250M

Sonneman Portal Work


Sonneman Portal – 12'X12'


Sonneman Drift Rehab
DANGER

Thank You